FOR IMMEDIATE RELEASE

Contact:	Stephen Larkin, Douglas Elliman Inc. 917-902-2503
Olivia Snyder/Catherine Livingston, FGS Global,
212-687-8080
J. Bryant Kirkland III, Douglas Elliman Inc.
305-579-8000
DOUGLAS ELLIMAN INC. REPORTS THIRD QUARTER 2025 FINANCIAL RESULTS

Company reports 5% year-over-year revenue growth for the nine months ended September 30, 2025 with significant improvements in Net Loss, Adjusted Net Loss and Adjusted EBITDA.

MIAMI, FL, November 4, 2025 - Douglas Elliman Inc. (“Douglas Elliman” or the “Company”) (NYSE: DOUG) today announced financial results for the three and nine months ended September 30, 2025.

“We are emboldened by the momentum we’ve experienced in the first nine months of the year and believe we are strongly positioned for the future,” said Michael S. Liebowitz, President and Chief Executive Officer of Douglas Elliman Inc. “The recent sale of Douglas Elliman Property Management, which we believe will result in an after-tax gain of approximately $75 million in the fourth quarter of 2025, sharpens our focus as the premier luxury, pure-play residential real estate brokerage and allows us to concentrate our resources on our core business. The strategic initiatives we have implemented in 2025 – including international expansion to France and Monaco, operational improvements, and investments in AI to elevate the agent and client experience – create a platform for accelerated growth and value creation as market conditions improve in 2026 and beyond.”

Bryant Kirkland, Chief Financial Officer of Douglas Elliman, added, “Our 2025 initiatives are already producing tangible results: we increased revenue, significantly reduced operating losses, and improved Adjusted EBITDA compared to the first nine months of 2024. In October 2025, we further strengthened our financial position by redeeming our convertible notes, which eliminated the associated overhang on our common stock. With a robust cash balance of approximately $126.5 million as of October 31, 2025, and no debt, we believe we have the financial strength and flexibility to continue supporting our strategic priorities.”

GAAP Financial Results
Three months ended September 30, 2025
Third quarter 2025 revenues were $262.8 million, compared to revenues of $266.3 million in the third quarter of 2024. The Company recorded an operating loss of $10.7 million in the third quarter of 2025, compared to $7.4 million in the third quarter of 2024. Net loss attributed to Douglas Elliman in the third quarter of 2025 was $24.7 million, or $0.29 per diluted common share, compared to $27.2 million, or $0.33 per diluted common share, in the third quarter of 2024.

Nine months ended September 30, 2025
For the nine months ended September 30, 2025, revenues were $787.6 million, compared to revenues of $752.3 million for the nine months ended September 30, 2024. The Company recorded an operating loss of $21.5 million for the nine months ended September 30, 2025, compared to $52.6 million for the nine months ended September 30, 2024. Net loss attributed to Douglas Elliman for the nine months ended September 30, 2025 was $53.3 million, or $0.63 per diluted common share, compared to $70.3 million, or $0.84 per diluted common share, for the nine months ended September 30, 2024.
Non-GAAP Financial Measures
Reconciliations of non-GAAP financial measures to the most directly comparable GAAP financial results for the three and nine months ended September 30, 2025 and 2024 are included in Tables 2 and 3, and for the last twelve months (“LTM”) ended September 30, 2025 and year ended December 31, 2024 are included in Table 2.
Three months ended September 30, 2025 compared to the three months ended September 30, 2024
Adjusted EBITDA attributed to Douglas Elliman (as described in Table 2 attached hereto) was $2.7 million for the third quarter of 2025, compared to $2.3 million for the third quarter of 2024.
Adjusted Net Income attributed to Douglas Elliman (as described in Table 3 attached hereto) was $0.2 million, or $0.00 per diluted share, for the third quarter of 2025, compared to Adjusted Net Loss of $2.7 million, or $0.03 per diluted share, for the third quarter of 2024.
Nine months ended September 30, 2025 compared to the nine months ended September 30, 2024
Adjusted EBITDA attributed to Douglas Elliman (as described in Table 2 attached hereto) was $2.9 million for the nine months ended September 30, 2025, compared to a loss of $12.4 million for the nine months ended September 30, 2024.
Adjusted Net Loss attributed to Douglas Elliman (as described in Table 3 attached hereto) was $6.9 million, or $0.08 per diluted share, for the nine months ended September 30, 2025, compared to $26.3 million, or $0.32 per diluted share, for the nine months ended September 30, 2024.
Gross Transaction Value
For the third quarter of 2025, Douglas Elliman’s subsidiary, Douglas Elliman Realty, LLC, achieved gross transaction value of approximately $10.0 billion, compared to approximately $9.8 billion for the third quarter of 2024. For the third quarter of 2025, Douglas Elliman Realty, LLC reported an average price per transaction of $1.774 million.
For the nine months ended September 30, 2025, Douglas Elliman Realty, LLC achieved gross transaction value of approximately $30.1 billion, compared to approximately $27.6 billion for the nine months ended September 30, 2024. For the nine months ended September 30, 2025, Douglas Elliman Realty, LLC reported an average price per transaction of $1.871 million. See Table 4 attached hereto for further details on Gross Transaction Value.
Consolidated Balance Sheet
Douglas Elliman maintained a strong balance sheet with cash and cash equivalents of $143.0 million at September 30, 2025.
Conference Call to Discuss Third Quarter 2025 Results
As previously announced, the Company will host a conference call and webcast to discuss its third quarter 2025 results on Tuesday, November 4, 2025 at 8:00 AM (ET). Investors may access the call via live webcast at https://join.eventcastplus.com/eventcastplus/Douglas-Elliman-Inc-Third-Quarter-2025-Earnings-Call. Please join the webcast at least 10 minutes prior to the start time.
A replay of the webcast will be available shortly after the call ends on November 4, 2025 through November 18, 2025 at https://join.eventcastplus.com/eventcastplus/Douglas-Elliman-Inc-Third-Quarter-2025-Earnings-Call.
Non-GAAP Financial Measures
Adjusted EBITDA attributed to Douglas Elliman, Adjusted Net Loss attributed to Douglas Elliman and financial measures for the last twelve months (“LTM”) ended September 30, 2025 (referred to as the “Non-GAAP Financial Measures”) are financial measures not prepared in accordance with generally accepted accounting principles (“GAAP”). The Company believes that the Non-GAAP Financial Measures are important measures that supplement discussion and analysis of its results of operations and enhance an understanding of its operating performance.

The Company believes the Non-GAAP Financial Measures provide investors and analysts with a useful measure of operating results unaffected by differences in capital structures and ages of related assets among otherwise comparable companies.
Management uses the Non-GAAP Financial Measures as measures to review and assess the operating performance of the Company’s business, and management does and investors should review both the overall performance (GAAP net income/loss) and the operating performance (the Non-GAAP Financial Measures) of the Company’s business. While management considers the Non-GAAP Financial Measures to be important, they should be considered in addition to, but not as substitutes for or superior to, other measures of financial performance prepared in accordance with GAAP, such as operating income/loss, net income/loss and cash flows from operations. In addition, the Non-GAAP Financial Measures are susceptible to varying calculations and the Company’s measurement of the Non-GAAP Financial Measures may not be comparable to those of other companies. Attached hereto as Tables 2 and 3 is information relating to the Company’s Non-GAAP Financial Measures for the three and nine months ended September 30, 2025 and 2024, the LTM ended September 30, 2025 and the year ended December 31, 2024.
About Douglas Elliman Inc.
Douglas Elliman Inc. (NYSE: DOUG, “Douglas Elliman”) owns Douglas Elliman Realty, LLC, which is one of the largest residential brokerage companies in the United States with operations in New York City, Long Island, the Hamptons, Westchester, Connecticut, New Jersey, Massachusetts, Florida, California, Texas, Colorado, Nevada, Maryland, Virginia, and Washington, D.C. In addition, Douglas Elliman sources, uses and invests in early-stage, disruptive property technology (“PropTech”) solutions and companies and provides other real estate services, including development marketing, mortgage as well as settlement and escrow services in select markets. Additional information concerning Douglas Elliman is available on its website, investors.elliman.com.
Investors and others should note that we may post information about Douglas Elliman on our website at investors.elliman.com or, if applicable, on our accounts on Facebook, Instagram, LinkedIn, TikTok, X, YouTube or other social media platforms. It is possible that the postings or releases could include information deemed to be material information. Therefore, we encourage investors, the media and others interested in Douglas Elliman to review the information we post on our website at investors.elliman.com and on our social media accounts.
Forward-Looking and Cautionary Statements
This press release includes forward-looking statements within the meaning of the federal securities law. All statements other than statements of historical or current facts made in this press release are forward-looking. We identify forward-looking statements in this press release by using words or phrases such as “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may be,” “continue” “could,” “potential,” “objective,” “plan,” “seek,” “predict,” “project” and “will be” and similar words or phrases or their negatives. Forward-looking statements reflect our current expectations and are inherently uncertain. Actual results could differ materially for a variety of reasons.
Risks and uncertainties that could cause our actual results to differ significantly from our current expectations are described in our Annual Report on Form 10-K for the year ended December 31, 2024 and, when filed, our Quarterly Reports on Form 10-Q filed thereafter. We undertake no responsibility to publicly update or revise any forward-looking statement except as required by applicable law.

[Financial Tables Follow]

TABLE 1
DOUGLAS ELLIMAN INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited)
(Dollars in Thousands, Except Per Share Amounts)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2025	2024	2025	2024
Revenues:
Commissions and other brokerage income	$250,354	$254,074	$749,513	$714,652
Property management	9,438	8,960	29,395	27,701
Other ancillary services	3,046	3,282	8,699	9,953
Total revenues	262,838	266,316	787,607	752,306

Expenses:
Real estate agent commissions	192,771	199,133	583,890	564,606
Sales and marketing	19,711	19,240	59,519	62,691
Operations and support	17,575	18,774	53,078	55,572
General and administrative	32,220	28,659	85,722	80,530
Technology	5,964	6,025	17,265	17,301
Depreciation and amortization	2,183	1,898	6,302	5,808
Litigation settlement	—	—	—	17,750
Impairment of fixed assets	2,275	—	2,275	—
Restructuring	794	18	1,092	616
Operating loss	(10,655)	(7,431)	(21,536)	(52,568)

Other income (expenses):
Interest expense	(1,573)	(1,461)	(4,648)	(1,475)
Interest income	1,366	1,551	3,986	3,989
Equity in (losses) earnings from equity-method investments	(23)	62	178	49
Change in fair value of derivative embedded within convertible debt	(15,445)	(20,166)	(33,160)	(20,166)
Investment and other gains (losses)	1,399	(4)	1,340	625
Loss before provision for income taxes	(24,931)	(27,449)	(53,840)	(69,546)
Income tax expense	11	—	11	1,368

Net loss	(24,942)	(27,449)	(53,851)	(70,914)

Net loss attributed to non-controlling interest	251	269	502	595

Net loss attributed to Douglas Elliman Inc.	$(24,691)	$(27,180)	$(53,349)	$(70,319)

Per basic common share:

Net loss applicable to common shares attributed to Douglas Elliman Inc.	$(0.29)	$(0.33)	$(0.63)	$(0.84)

Per diluted common share:

Net loss applicable to common shares attributed to Douglas Elliman Inc.	$(0.29)	$(0.33)	$(0.63)	$(0.84)

TABLE 2
DOUGLAS ELLIMAN INC. AND SUBSIDIARIES
RECONCILIATION OF ADJUSTED EBITDA
(Unaudited)
(Dollars in Thousands)

	LTM	Year Ended	Three Months Ended		Nine Months Ended
	September 30,	December 31,	September 30,		September 30,
	2025	2024	2025	2024	2025	2024

Net loss attributed to Douglas Elliman Inc.	$(59,346)	$(76,316)	$(24,691)	$(27,180)	$(53,349)	$(70,319)
Interest expense	6,112	2,939	1,573	1,461	4,648	1,475
Interest income	(5,530)	(5,533)	(1,366)	(1,551)	(3,986)	(3,989)
Income tax (benefit) expense	(240)	1,117	11	—	11	1,368
Net loss attributed to non-controlling interest	(593)	(686)	(251)	(269)	(502)	(595)
Depreciation and amortization	8,230	7,736	2,183	1,898	6,302	5,808
EBITDA	$(51,367)	$(70,743)	$(22,541)	$(25,641)	$(46,876)	$(66,252)

Equity in (earnings) losses from equity-method investments (a)	(165)	(36)	23	(62)	(178)	(49)
Change in fair value of derivative embedded within convertible debt	27,972	14,978	15,445	20,166	33,160	20,166
Stock-based compensation(b)	2,178	6,574	2,162	3,887	6,321	10,717
Litigation, settlement and related expenses, net (c)	19,343	33,333	5,755	3,774	8,713	22,703
Executive severance and separation expense (benefit)(d)	1,517	2,010	—	—	(493)	—
Impairment of fixed assets	2,275	—	2,275	—	2,275	—
Restructuring	1,517	1,041	794	18	1,092	616
Investment and other (gains) losses	(6,004)	(5,289)	(1,399)	4	(1,340)	(625)
Adjusted EBITDA	(2,734)	(18,132)	2,514	2,146	2,674	(12,724)
Adjusted EBITDA attributed to non-controlling interest	280	349	175	182	275	344
Adjusted EBITDA attributed to Douglas Elliman Inc.	$(2,454)	$(17,783)	$2,689	$2,328	$2,949	$(12,380)

a.Represents equity in (earnings) losses recognized from the Company’s investments in equity method investments that are accounted for under the equity method and are not consolidated in the Company’s financial results.
b.Represents amortization of stock-based compensation.
c.Represents unusual litigation expense, settlement and related expenses incurred in connection with industry-wide antitrust class action lawsuits and other matters related to employees and agents. For the year ended December 31, 2024, the Company incurred unusual litigation expense, settlement and related expenses, net of $33,333, of which $17,750 was included in litigation settlement expense and $15,583 was included in general and administrative expenses. For the three months ended September 30, 2025, the Company incurred such expenses of $5,755, net of amounts recovered from insurance, which was included in general and administrative expenses in the condensed consolidated statement of operations. For the three months ended September 30, 2024, the Company incurred such expenses of $3,774, of which $3,133 was included in general and administrative expenses and $641 was included in operations and support expenses in the condensed consolidated statement of operations. For the nine months ended September 30, 2025, the Company incurred such expenses of $8,713, net of amounts recovered from insurance, which was included in general and administrative expenses in the condensed consolidated statement of operations. For the nine months ended September 30, 2024, the Company incurred such expenses of $22,703, of which $17,750 was included in litigation settlement expense, $3,222 was included in general and administrative expenses and $1,731 was included in operations and support expenses in the condensed consolidated statement of operations.
d.Represents executive severance and separation expenses, net of amounts recovered from insurance. All amounts are included within general and administrative expenses on the condensed consolidated statement of operations.

TABLE 3
DOUGLAS ELLIMAN INC. AND SUBSIDIARIES
RECONCILIATION OF ADJUSTED NET INCOME (LOSS)
(Unaudited)
(Dollars in Thousands, Except Per Share Amounts)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2025	2024	2025	2024

Net loss attributed to Douglas Elliman Inc.	$(24,691)	$(27,180)	$(53,349)	$(70,319)

Impairment of fixed assets	2,275	—	2,275	—
Restructuring	794	18	1,092	616
Change in fair value of derivative embedded within convertible debt	15,445	20,166	33,160	20,166
Non-cash amortization of debt discount on convertible debt	578	487	1,660	487
Executive severance and separation benefit	—	—	(493)	—
Litigation, settlement and related expenses, net	5,755	3,774	8,713	22,703
Total adjustments	24,847	24,445	46,407	43,972

Adjusted net income (loss) attributed to Douglas Elliman Inc.	$156	$(2,735)	$(6,942)	$(26,347)

Per diluted common share:

Adjusted net income (loss) applicable to common shares attributed to Douglas Elliman Inc.	$—	$(0.03)	$(0.08)	$(0.32)

TABLE 4
DOUGLAS ELLIMAN INC. AND SUBSIDIARIES
GROSS TRANSACTION VALUE
(Unaudited)
(Dollars in Thousands, Except for Gross Transaction Value)

	LTM	Year Ended	Three Months Ended		Nine Months Ended
	September 30,	December 31,	September 30,		September 30,
	2025	2024	2025	2024	2025	2024
Revenues:
Commissions and other brokerage income	$981,418	$946,557	$250,354	$254,074	$749,513	$714,652
Property management	38,479	36,785	9,438	8,960	29,395	27,701
Other ancillary services	11,031	12,285	3,046	3,282	8,699	9,953
Total revenues	$1,030,928	$995,627	$262,838	$266,316	$787,607	$752,306

Gross transaction value (in billions)	$38.9	$36.4	$10.0	$9.8	$30.1	$27.6
Total transactions	21,436	21,781	5,661	6,081	16,099	16,444